                                                                 Exhibit 10.146a
                                                                   Tiffany & Co.
                                                             Report of Form 10-K

                                                                  EXECUTION COPY

                                  TIFFANY & CO.
                               INCREASE SUPPLEMENT

     INCREASE SUPPLEMENT, dated as of October 27, 2006, to the Credit Agreement, dated as of July 20, 2005, among Tiffany & Co., Tiffany and Company, Tiffany & Co. International, the other Borrowers party thereto, the Lenders party thereto, and The Bank of New York, as Administrative Agent (as amended and in effect on the date hereof, the "Credit Agreement"). Capitalized terms used herein which are not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     1. Pursuant to Section 2.7(c) of the Credit Agreement, the Parent hereby requests each Lender to increase its Core Currency Commitment as more specifically set forth below such that, immediately after giving effect to this Increase Supplement, the Aggregate Core Currency Commitments shall be $369,500,000 and the Aggregate Individual Currency Commitments shall remain at $80,500,000.

     2. Upon the effectiveness of this Increase Supplement, each of the Lenders shall be deemed to have increased its Core Currency Commitment as follows:

                                       CORE CURRENCY    CORE CURRENCY
                                        COMMITMENT       COMMITMENT
                                      (BEFORE GIVING    (AFTER GIVING     AMOUNT OF
                                      EFFECT TO THIS   EFFECT TO THIS    INCREASE OF
                                         INCREASE         INCREASE      CORE CURRENCY
LENDER                                  SUPPLEMENT)      SUPPLEMENT)      COMMITMENT
------                                --------------   --------------   -------------
The Bank of New York                   $ 52,000,000     $ 71,000,000     $ 19,000,000
ABN AMRO Bank N.V.                     $ 12,000,000     $ 36,000,000     $ 24,000,000
Bank of America, N.A.                  $ 33,000,000     $ 33,000,000     $          0
HSBC Bank USA, National Association    $  9,500,000     $ 34,500,000     $ 25,000,000
JPMorgan Chase Bank, N.A.              $ 37,000,000     $ 56,000,000     $ 19,000,000
Mizuho Corporate Bank, Ltd.            $ 39,000,000     $ 53,000,000     $ 14,000,000
U.S. Bank, National Association        $ 14,500,000     $ 38,500,000     $ 24,000,000
Wachovia Bank, National Association    $ 22,500,000     $ 47,500,000     $ 25,000,000
                                       ------------     ------------     ------------
TOTAL                                  $219,500,000     $369,500,000     $150,000,000
                                       ============     ============     ============

     3. Upon the effectiveness of this Increase Supplement, Exhibits A-1 and A-2 attached hereto shall replace Exhibits A-1 and A-2 to the Credit Agreement.

                                  TIFFANY & CO.
                               INCREASE SUPPLEMENT

     4. This Increase Supplement shall become effective upon receipt by the Administrative Agent of:

          a) a copy of this Increase Supplement executed by the Parent, Tiffany, Tiffany International, the Administrative Agent, and each Lender;

          b) a certificate, dated the effective date of this Increase Supplement, of the Secretary or Assistant Secretary of each of the Parent, Tiffany and Tiffany International (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing all necessary corporate action (in form and substance reasonably satisfactory to the Administrative Agent) taken by it to authorize the transactions contemplated by this Increase Supplement, and stating that such resolutions have not been amended, modified or revoked and are in full force and effect, (ii) attaching a true and complete copy of its organizational documents (or stating that no amendment or modification has been made to its organizational documents since July 20, 2005), and (iii) setting forth the incumbency of its officer(s) who may sign this Increase Supplement, including therein a signature specimen of such officer(s);

          c) an opinion of Karen L. Sharp, corporate counsel to the Parent, Tiffany and Tiffany International, dated the effective date of this Increase Supplement, in form and substance reasonably satisfactory to the Administrative Agent; and

          d) a fee for the account of each Lender in an amount equal to three basis points (0.03%) of the amount of the increase in such Lender's Core Currency Commitment as shown in Paragraph 2 above.

     5. Upon the effectiveness of this Increase Supplement, each Lender shall be deemed to have entered into a master assignment and acceptance agreement with respect to its Core Currency Commitment and outstanding Revolving Loans, whereupon each Lender shall make the necessary payment to the Administrative Lender to reflect the assignment to it of Revolving Loans, in each case as contemplated by Section2.7(c)(C) of the Credit Agreement.

     6. Each Borrower shall compensate each Lender in accordance with Section
3.5 of the Credit Agreement for all reasonable losses, expenses and liabilities incurred by such Lender as a result of the increases contemplated herein.

     7. The Parent hereby represents and warrants to the Administrative Agent and each Lender that, at the time of and immediately after giving effect to this Increase Supplement, no Default or Event of Default shall have occurred and be continuing.

                            [signature pages follow]

                                  TIFFANY & CO.
                               INCREASE SUPPLEMENT

     IN WITNESS WHEREOF, this Increase Supplement has been executed and delivered as of the day and year first above written.

                                        TIFFANY & CO.


                                        By: /s/ James N. Fernandez
                                            ------------------------------------
                                        Name: James N. Fernandez
                                        Title: Executive Vice President
                                               Chief Financial Officer


                                        TIFFANY AND COMPANY


                                        By: /s/ Patrick B. Dorsey
                                            ------------------------------------
                                        Name: Patrick B. Dorsey
                                        Title: Senior Vice President
                                               Secretary and General Counsel


                                        TIFFANY & CO. INTERNATIONAL


                                        By: /s/ Patrick B. Dorsey
                                            ------------------------------------
                                        Name: Patrick B. Dorsey
                                        Title: Vice President

                                  TIFFANY & CO.
                               INCREASE SUPPLEMENT

THE BANK OF NEW YORK,
as Administrative Agent


By: /s/ Erin Morrissey
    ---------------------------------
Name: Erin Morrissey
Title: Assistant Vice President

                                  TIFFANY & CO.
                               INCREASE SUPPLEMENT

THE BANK OF NEW YORK


By: /s/ Erin Morrissey
    ---------------------------------
Name: Erin Morrissey
Title: Assistant Vice President

                                  TIFFANY & CO.
                               INCREASE SUPPLEMENT

ABN AMRO BANK N.V.


By: /s/ Ronald C. Spurga
    ---------------------------------
Name: Ronald C. Spurga
Title: Vice President


By: /s/ Frederick G. Jennings
    ---------------------------------
Name: Frederick G. Jennings
Title: Vice President

                                  TIFFANY & CO.
                               INCREASE SUPPLEMENT

BANK OF AMERICA, N.A.


By: /s/ John Pocalyko
    ---------------------------------
Name: John Pocalyko
Title: Senior Vice President

                                  TIFFANY & CO.
                               INCREASE SUPPLEMENT

HSBC BANK USA, NATIONAL ASSOCIATION


By: /s/ Kyu Hwang
    ---------------------------------
Name: Kyu Hwang
Title: Senior Vice President

                                  TIFFANY & CO.
                               INCREASE SUPPLEMENT

JPMORGAN CHASE BANK, N.A.


By: /s/ Helene P. Sprung
    ---------------------------------
Name: Helene P. Sprung
Title: Senior Vice President

                                  TIFFANY & CO.
                               INCREASE SUPPLEMENT

MIZUHO CORPORATE BANK, LTD.


By: /s/ Bertram H. Tang
    ---------------------------------
Name: Bertram H. Tang
Title: Senior Vice President &
       Team Leader

                                  TIFFANY & CO.
                               INCREASE SUPPLEMENT

U.S. BANK, NATIONAL ASSOCIATION


By: /s/ Gregory L. Dryden
    ---------------------------------
Name: Gregory L. Dryden
Title: Senior Vice President

                                  TIFFANY & CO.
                               INCREASE SUPPLEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION


By: /s/ John J. Langan
    ---------------------------------
Name: John J. Langan
Title: Vice President

                               TIFFANY EXHIBIT A-1

                        LIST OF CORE CURRENCY COMMITMENTS

                                                          CORE
                                          CORE          CURRENCY       AGGREGATE
                                        CURRENCY       COMMITMENT      COMMITMENT
LENDER                                 COMMITMENT      PERCENTAGE    PERCENTAGE(1)
------                                ------------   -------------   -------------
The Bank of New York                  $ 71,000,000    19.215155616%   17.555555557%
ABN AMRO Bank N.V.                    $ 36,000,000     9.742895805%   11.111111111%
Bank of America, N.A.                 $ 33,000,000     8.930987821%   10.222222222%
HSBC Bank USA, National Association   $ 34,500,000     9.336941813%   11.111111111%
JPMorgan Chase Bank, N.A.             $ 56,000,000    15.155615697%   14.444444444%
Mizuho Corporate Bank, Ltd.           $ 53,000,000    14.343707713%   13.333333333%
U.S. Bank, National Association       $ 38,500,000    10.419485792%   11.111111111%
Wachovia Bank, National Association   $ 47,500,000    12.855209743%   11.111111111%
                                      ------------   -------------   -------------
TOTAL                                 $369,500,000   100.000000000%  100.000000000%
                                      ============   =============   =============

----------
(1) Includes for each Lender its Core Currency Commitment and the Individual Currency Commitments of such Lender and its branch offices and affiliates.

                                  TIFFANY & CO.
                               INCREASE SUPPLEMENT

                               TIFFANY EXHIBIT A-2

                     LIST OF INDIVIDUAL CURRENCY COMMITMENTS

AUSTRALIAN DOLLARS
   Lender                                  Individual Currency Commitment
                                           $0

CANADIAN DOLLARS
   Lender                                  Individual Currency Commitment
   ABN AMRO Bank N.V, Canada Branch        $9,000,000
   Bank of America, N.A., Canada Branch    $9,000,000
   HSBC Bank USA, National Association,
   Canada Branch                           $9,000,000
   U.S. Bank, National Association,
   Canada Branch                           $9,000,000

EUROS (FRANCE)
   Lender                                  Individual Currency Commitment
   ABN AMRO Bank N.V.                      $5,000,000
   JPMorgan Chase Bank, N.A.               $5,000,000

EUROS (ITALY)
   Lender                                  Individual Currency Commitment
   JPMorgan Chase Bank, N.A.               $4,000,000

HONG KONG DOLLARS
   Lender                                  Individual Currency Commitment

                                  TIFFANY & CO.
                               INCREASE SUPPLEMENT

   Mizuho Corporate Bank, Ltd              $7,000,000

KOREAN WON
   Lender                                  Individual Currency Commitment
   The Bank of New York                    $5,000,000

MACAU PATACAS
   Lender                                  Individual Currency Commitment
   The Hongkong and Shanghai Banking
      Corporation Limited, Macau Branch    $6,500,000

MEXICAN PESOS
   Lender                                  Individual Currency Commitment
   Bank of America, N.A.
      (for Loans to Tiffany and Tiffany
      International only)                  $4,000,000
   Bank of America, N.A.,
      acting through
      Bank of America Mexico, S.A.,
      Institucion de Banca Multiple,
      Grupo Financiero Bank of America
      (for Loans to Tiffany & Co.
      Mexico, S.A. de C.V. only)

NEW TAIWAN DOLLARS
   Lender                                  Individual Currency Commitment
   The Bank of New York                    $2,000,000

SINGAPORE DOLLARS
   Lender                                  Individual Currency Commitment
   The Bank of New York                    $1,000,000

                                  TIFFANY & CO.
                               INCREASE SUPPLEMENT

SOUTH AFRICAN RAND
   Lender                                  Individual Currency Commitment
   Wachovia Bank, National Association     $0

SWISS FRANCS
   Lender                                  Individual Currency Commitment
   U.S. Bank, National Association         $2,500,000
   Wachovia Bank, National Association     $2,500,000